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                                                                     Exhibit 4.1


                                     FORM OF

  TEMPORARY CERTIFICATE--EXCHANGEABLE FOR DEFINITIVE CERTIFICATE WHEN AVAILABLE

                                HAWK CORPORATION

              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE


NUMBER                         CLASS A COMMON STOCK                    CLASS A
T                                                                   COMMON STOCK


                                                             CUSIP 420089 10 4

    THIS CERTIFICATE IS                                       SEE REVERSE FOR
TRANSFERABLE IN NEW YORK, NY                                 CERTAIN DEFINITIONS
     OR JERSEY CITY, NJ


THIS CERTIFIES THAT



is the owner of

fully paid and non-assessable shares of Class A Common Stock, $.01 par value per share, of HAWK CORPORATION transferable on the books of the Corporation by the holder in person, or by duly authorized attorney, upon surrender of this certificate, properly endorsed. This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

Witness the seal of said Corporation and the signatures of its duly authorized officers.

DATED:



                                                   /s/ Norman C. Harbert
COUNTERSIGNED AND REGISTERED:                          CHAIRMAN OF THE BOARD,
    CONTINENTAL STOCK TRANSFER                         CHIEF EXECUTIVE OFFICER
    & TRUST COMPANY                                    AND PRESIDENT
    (Jersey City, NJ)
                TRANSFER AGENT
                 AND REGISTRAR       [SEAL]

                                                   /s/ Byron S. Krantz
BY                                                     SECRETARY
          AUTHORIZED SIGNATURE


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                                HAWK CORPORATION

     THE CORPORATION WILL FURNISH TO ANY STOCKHOLDER ON REQUEST AND WITHOUT CHARGE A FULL STATEMENT OF THE DESIGNATIONS AND ANY PREFERENCES, CONVERSION AND OTHER RIGHTS, VOTING POWERS, RESTRICTIONS, LIMITATIONS AS TO DIVIDENDS, QUALIFICATIONS, AND TERMS AND CONDITIONS OF REDEMPTION OF THE STOCK OF EACH CLASS WHICH THE CORPORATION IS AUTHORIZED TO ISSUE, OF THE DIFFERENCES IN THE RELATIVE RIGHTS AND PREFERENCES BETWEEN THE SHARES OF EACH CLASS OF EACH SERIES WHICH THE CORPORATION IS AUTHORIZED TO ISSUE TO THE EXTENT THAT THEY HAVE BEEN SET, AND OF THE AUTHORITY OF THE BOARD OF DIRECTORS TO SET THE RELATIVE RIGHTS AND PREFERENCES OF SUBSEQUENT SERIES. SUCH REQUEST MAY BE MADE TO THE SECRETARY OF THE CORPORATION OR ITS TRANSFER AGENT.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM - as tenants in common   UNIF TRF MIN ACT - ______Custodian_______
     TEN ENT - as tenants by                              (Cust)         (Minor)
               the entireties                  under Uniform Transfers to Minors
     JT TEN  - as joint tenants with           Act__________________________
               right of survivorship                       (State)
               and not as tenants
               in common

     Additional abbreviations may also be used though not in the above list.

For value received, ______________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
  IDENTIFICATION NUMBER OF ASSIGNEE
[                                       ]

________________________________________________________________________________
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

___________________________________________________________ shares of Class A
Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
_______________________________________________________________________ Attorney
to transfer the said shares of Class A Common Stock on the books of the within named Corporation with full power of substitution in the premises.

Dated__________________________________

                                        ________________________________________
                                NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST
                                        CORRESPOND WITH THE NAME AS WRITTEN UPON
                                        THE FACE OF THIS CERTIFICATE IN EVERY
                                        PARTICULAR, WITHOUT ALTERATION OR
                                        ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed:

By___________________________________________________
THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE
GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS
AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH
MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE
MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.